EXHIBIT 99.1
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            FAVS ANNOUNCES EXTENSION AND EXPANSION OF LOAN AGREEMENT
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WESTPORT, CONNECTICUT, January 18, 2007 - First Aviation Services Inc. (Nasdaq:
FAVS) and its wholly owned subsidiary Aerospace Products International, Inc. ("API"), a leading provider of innovative distribution and supply chain services for the aviation industry worldwide, announced today the completion of a $28,000,000 amended and restated Loan and Security Agreement with TD Banknorth, the successor to Hudson United Bank, API's previous lender, expanding and extending the previously existing $25,000,000 loan facility. The amended and restated agreement extends the maturity date of the agreement to September 1, 2008.

Aaron Hollander, Chairman and CEO of First Aviation stated "We are pleased with the confidence TD Banknorth has shown in supporting the growth and stability of the Company through the extension and expansion of our loan facilities."

First Aviation, located in Westport, Connecticut and its principal operating subsidiary, Aerospace Products International Inc. ("API"), based in Memphis, Tennessee, is a leading provider of services to the aviation industry worldwide. The services the Company provides the aviation industry include the sale of aircraft parts and components, the provision of supply chain management services, overhaul and repair services for brakes and starter/generators, and the assembly of custom hoses. With locations in the U.S., Canada, Europe and Asia Pacific, plus partners throughout the world, API continues to be a leading provider of aviation products, supply chain management services and technology solutions in the industry.

More information about First Aviation can be found on the World Wide Web at http://www.favs.com and, http://www.apiworldwide.com.



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Forward-Looking Statements

Certain statements discussed in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but rather reflect the Company's current expectations concerning future events and results. Such forward-looking statements, including those concerning the Company's expectations, involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company's control, that may cause the Company's actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, the Company's ability to obtain parts and components from its principal suppliers on a timely basis, depressed domestic and international market and economic conditions, especially those currently facing the aviation industry as a whole, including terrorism and terrorism related impacts, the impact of changes in fuel and other freight related costs, major adverse weather related effects such as hurricanes impacting our customer base, relationships with its customers, the ability of the Company's customers to meet their financial obligations to the Company, the ability to obtain and service supply chain management contracts, changes in regulations or accounting standards, the ability to consummate suitable acquisitions and expand, the loss of the use of facilities and distribution hub in Mississippi, significant failure of our computer systems or networks, efforts to comply with section 404 of the Sarbanes-Oxley Act of 2002, and other items that are beyond the Company's control and may cause actual results to differ from management's expectations. In addition, specific consideration should be given to the various factors described in: Item 1A, "Risk Factors", Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations", and elsewhere in the Company's Annual Report on Form 10-K for the year ended January 31, 2006; the Company's reports on Form 10-Q and Form 8-K; press releases; and the various factors described in this release. The Company undertakes no obligation to update any forward-looking statements or cautionary factors except as required by law.

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CONTACT:      ROBERT MALACHOWSKI
              FIRST AVIATION SERVICES INC.
              (203) 291-7700